                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM S-8


                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933


                                AVIS RENT A CAR, INC.
--------------------------------------------------------------------------------
                (Exact Name Of Registrant As Specified In Its Charter)

                                       DELAWARE
--------------------------------------------------------------------------------
            (State or Other Jurisdiction of Incorporation or Organization)

                                      11-3347585
--------------------------------------------------------------------------------
                         (I.R.S. Employer Identification No.)

     900 OLD COUNTRY ROAD, GARDEN CITY, NEW YORK         11530
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)          (Zip Code)

                        AVIS VOLUNTARY INVESTMENT SAVINGS PLAN
--------------------------------------------------------------------------------
                               (Full Title of the Plan)

                    KEVIN M. SHEEHAN
                    EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER
                    AVIS RENT A CAR, INC.
                    900 OLD COUNTRY ROAD
                    GARDEN CITY, NEW YORK  11530
--------------------------------------------------------------------------------
                       (Name and Address of Agent for Service)

                                    (516) 222-3000
--------------------------------------------------------------------------------
             Telephone Number, Including Area Code, of Agent for Service.


                           CALCULATION OF REGISTRATION FEE
                           ===============================


-----------------------------------------------------------------------------------------
TITLE OF            AMOUNT TO BE    PROPOSED MAXIMUM     PROPOSED MAXIMUM     AMOUNT OF
SECURITIES TO BE     REGISTERED    OFFERING PRICE PER   AGGREGATE OFFERING   REGISTRATION
REGISTERED (1)                         SHARE (2)            PRICE (2)            FEE
-----------------------------------------------------------------------------------------
Common Stock,        2,000,000          $25.03              $50,060,000       $14,767.70
par value $.01
per share
-----------------------------------------------------------------------------------------


NOTES:    1.  In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

          2. Estimated solely for the purpose of calculating the registration fee and, pursuant to Rule 457(c) of the Securities Act of 1933, based upon the average of the high and low prices of the Common Stock of Avis Rent A Car, Inc. as reported on the New York Stock Exchange on July 17, 1998.

                                       PART I

                INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


Pursuant to the requirements of the Note to Part I of Form S-8 and Rule 428(b)(1) of the rules under the Securities Act of 1933, as amended (the "Securities Act"), the information required by Part I of Form S-8 is included in a Summary Plan Description dated July 22, 1998 distributed to participants in the Avis Voluntary Investment Savings Plan (the "Plan") sponsored by Avis Rent A Car System, Inc., the wholly-owned subsidiary of Avis Rent A Car, Inc. (the "Registrant"). The Summary Plan Description, together with Item 3 of Part II of this Registration Statement, constitutes a prospectus within the meaning of
Section 10(a) of the Securities Act.

                                      PART II

                 INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.   Incorporation of Documents by Reference.

The following documents, which have been filed by the Registrant with the Securities and Exchange Commission, are incorporated herein by reference:

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

     (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998;

     (c)  The Registrant's Current Report on Form 8-K dated May 13, 1998;

     (d) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed August 28, 1997 (File No. 001-13315) and Amendment No. 1 thereto filed September 22, 1997.

     All reports and definitive proxy or information statements subsequently filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.   Description of Securities.

     Not Applicable.

Item 5.   Interests of Named Experts and Counsel.

     Not Applicable.

Item 6.   Indemnification of Directors and Officers.

     Section 145 of the General Corporation Law of the State of Delaware (the "GCL") empowers a Delaware corporation to indemnify any persons who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer or director of such corporation. The indemnity may cover expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that such officer or director acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation's best interests and, for criminal actions or proceedings, had no reasonable cause to believe his or her conduct was illegal. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation in such action. Where an officer or director is successful on the merits or otherwise in the defense of any action, suit or proceeding referred to above, the corporation must indemnify him or her against the expenses which such officer or director actually and reasonably incurred.

     The Amended and Restated Certificate of Incorporation of the Registrant provides for indemnification of the Registrant's directors and officers to the fullest extent authorized or permitted by law except that the Registrant is not obligated to indemnify a director or officer in a proceeding initiated by him or her unless the proceeding (i) was authorized or consented to by the Registrant's Board of Directors or (ii) was commenced to enforce indemnification rights.

     Article VIII of the Amended and Restated By-laws of the Registrant mirrors the provisions of Section 145 of the GCL.

     In accordance with the GCL, the Registrant maintains insurance on behalf of its directors and officers for liabilities which may be incurred by them while acting in such capacities.

Item 7.   Exemption From Registration Claimed.

     Not Applicable.

Item 8.   Exhibits.

     Exhibits filed as a part of this Registration Statement are listed below. Exhibits incorporated by reference are indicated in parentheses.

Exhibit No.                   Description
-----------                   -----------

     4.1 Amended and Restated Certificate of Incorporation of the Registrant (Exhibit 3.1 to Registration Statement No. 333-46737).

     4.2                 Amended and Restated By-laws of the Registrant (Exhibit
                         3.2 to Registration Statement No. 333-46737).

     4.3 Form of Certificate of Common Stock (Exhibit 4.1 to Registration Statement No. 333-28609).

     5. Internal Revenue Service Determination Letter that the Plan is qualified under Section 401 of the Internal Revenue Code.

     23. Consent of Deloitte & Touche LLP, Independent Auditors of the Company

     24. Power of Attorney (included on pages II-6 and II-7 to this Registration Statement).

Item 9.   Undertakings.

     A.   The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a) (3) of the Securities Act;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in this Registration Statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

PROVIDED, HOWEVER, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (B) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act and each filing of the Avis Voluntary Investment Savings Plan's annual report pursuant to Section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                     SIGNATURES


THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Garden City, State of New York, on July 22, 1998.

                                        AVIS RENT A CAR, INC.
                                             (Registrant)

                                        By:  /s/ KEVIN M. SHEEHAN
                                           -------------------------------------
                                        Name:   Kevin M. Sheehan
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

                                 POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below, constitutes and appoints each of Kevin M. Sheehan and Karen C. Sclafani, or either of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, in connection with this Registration Statement on behalf of the undersigned as a director or officer of the Registrant, on Form S-8 under the Securities Act of 1933 as amended, including, without limiting the generality of the foregoing, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                     TITLE                               DATE

/s/ R. Craig Hoenshell        Chairman of the Board and           July 22,1998
-------------------------      Chief Executive Officer
 R. CRAIG HOENSHELL            (Principal Executive Officer)


/s/ F. Robert Salerno         President, Chief Operating Officer  July 22,1998
-------------------------      and Director
 F. ROBERT SALERNO


/s/ Kevin M. Sheehan          Executive Vice President and        July 22,1998
-------------------------      Chief Financial Officer
 KEVIN M. SHEEHAN              (Principal Financial Officer)


/s/ Timothy M. Shanley        Vice President and Controller       July 22,1998
-------------------------      (Principal Accounting Officer)
 TIMOTHY M. SHANLEY

/s/ Stephen P. Holmes         Director                            July 22,1998
-------------------------
 STEPHEN P. HOLMES


/s/ Michael P. Monaco         Director                            July 22,1998
-------------------------
 MICHAEL P. MONACO


/s/ W. Alun Cathcart          Director                            July 22,1998
-------------------------
 W. ALUN CATHCART


/s/ Leonard S. Coleman, Jr.   Director                            July 22,1998
-------------------------
 LEONARD S. COLEMAN, JR


/s/ Michael J. Kennedy        Director                            July 22,1998
-------------------------
 MICHAEL J. KENNEDY


/s/ Martin L. Edelman         Director                            July 22,1998
-------------------------
 MARTIN L. EDELMAN


/s/ Deborah L. Harmon         Director                            July 22,1998
-------------------------
 DEBORAH L. HARMON


/s/ Michael L. Tarnopol       Director                            July 22,1998
-------------------------
 MICHAEL L. TARNOPOL

THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Administrative Committee of the Avis Voluntary Investment Savings Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Garden City, State of New York, on July 22, 1998.


                                   AVIS VOLUNTARY INVESTMENT SAVINGS PLAN


                                   By:  /s/ KEVIN M. SHEEHAN
                                        ------------------------------------
                                   Name:   Kevin M. Sheehan
                                   Title:  Authorized Member of Administrative
                                           Committee

                                    Exhibit Index
                                    -------------


Exhibit No.                        Description
-----------                        -----------

4.1                                Amended and Restated Certificate of
                                   Incorporation of the Registrant*

4.2                                Amended and Restated By-laws of the
                                   Registrant*

4.3                                Form of Certificate of Common Stock**

5. Internal Revenue Service Determination Letter that the Plan is qualified under Section 401 of the Internal Revenue Code.

23.                                Consent of Deloitte & Touche LLP, Independent
                                   Auditors of the Company

24. Power of Attorney (included on pages II-6 and II-7 to this Registration Statement).













* Incorporated by reference to Exhibit 3 to the Registrant's Registration Statement on Form S-1 (No. 333-46737).

** Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (No. 333-28609).